The Chubb Corporation	Supplementary Investor Information	September 30, 2005

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning with the first quarter of 2005, the reporting format for property and casualty underwriting results by line of business has been changed to more closely reflect the way the business is now managed. The new reporting format provides additional clarity in that all Professional Liability business is now reported in one line within Chubb Specialty Insurance, all commercial business is now reported in Chubb Commercial Insurance and Reinsurance Assumed (Chubb Re) is now reported as a separate business unit. For additional information, see the first quarter 2005 earnings release.
Property and casualty underwriting results for the third quarter of 2004 and the nine months ended September 30, 2004 presented herein have been reclassified to conform to the new reporting format.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2005

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1

Summary of Invested Assets:
Corporate	2
Property and Casualty	2

Investment Income After Taxes:
Corporate	3
Property and Casualty	3

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	3
Change in Net Unpaid Losses	4
Impact of Catastrophes on Results	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Sept. 30	Dec. 31
	2005	2004
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,378.6	$1,307.5
Fixed Maturities
Tax Exempt	15,566.1	14,388.5
Taxable	14,482.0	13,620.8
Equity Securities	2,058.4	1,841.3

Total Invested Assets	$33,485.1	$31,158.1

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$13.2	$21.1

Capitalization
Long Term Debt	$2,507.8	$2,813.7
Shareholders’ Equity	11,309.1	10,126.4

Total Capitalization	$13,816.9	$12,940.1

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	18.2%	21.7%

Actual Common Shares Outstanding	199.9	192.7

Book Value Per Common Share	$56.57	$52.55

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$55.04	$49.83

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$277.1	$219.8	$277.1	$219.8	$277.1	$219.8

Taxable Fixed Maturities	1,190.8	1,098.5	1,178.6	1,108.7	1,178.6	1,108.7

Equity Securities	4.6	4.7	7.6	7.3	7.6	7.3

TOTAL	$1,472.5	$1,323.0	$1,463.3	$1,335.8	$1,463.3	$1,335.8

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$1,101.5	$1,087.7	$1,101.5	$1,087.7	$1,101.5	$1,087.7

Fixed Maturities

Tax Exempt	15,215.3	13,839.8	15,579.3	14,409.6	15,566.1	14,388.5

Taxable	13,170.7	12,264.2	13,303.4	12,512.1	13,303.4	12,512.1

Common Stocks	1,859.7	1,645.7	1,994.3	1,791.3	1,994.3	1,791.3

Preferred Stocks	52.3	36.9	56.5	42.7	56.5	42.7

TOTAL	$31,399.5	$28,874.3	$32,035.0	$29,843.4	$32,021.8	$29,822.3

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED SEPTEMBER 30
	THIRD QUARTER		NINE MONTHS
	2005	2004	2005	2004
		(in millions)
CORPORATE INVESTMENT INCOME	$10.4	$8.1	$29.3	$22.8

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)
Dividends	$9.6	$10.7	$30.6	$26.2
Taxable Interest	107.4	92.1	306.2	272.7
Tax Exempt Interest	154.0	142.2	457.0	408.1
Investment Expenses	(4.1)	(3.4)	(13.4)	(11.2)

TOTAL	$266.9	$241.6	$780.4	$695.8

Effective Tax Rate	19.9%	19.2%	19.7%	19.8%

After Tax Annualized Yield	3.45%	3.56%	3.44%	3.54%
After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
PROPERTY AND CASUALTY STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2005	2004	2004
	(in millions)
Estimated Statutory Policyholders’ Surplus	$8,650	$7,848	$7,350

Rolling Year Statutory Net Premiums Written	12,202	12,005	11,905

Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.41:1	1.53:1	1.62:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2005

					All other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/05	12/31/04	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance
Automobile	$426.9	$378.4	$48.5	$15.0	$33.5
Homeowners	746.3	679.6	66.7	84.0	(17.3)
Other	566.3	521.3	45.0	29.0	16.0

Total Personal	1,739.5	1,579.3	160.2	128.0	32.2

Commercial Insurance
Multiple Peril	1,600.0	1,469.8	130.2	131.2	(1.0)
Casualty	4,780.6	4,405.9	374.7	314.2	60.5
Workers’ Compensation	1,489.4	1,311.2	178.2	153.5	24.7
Property and Marine	788.1	617.3	170.8	168.1	2.7

Total Commercial	8,658.1	7,804.2	853.9	767.0	86.9

Specialty Insurance
Professional Liability	6,689.5	6,188.2	501.3	478.4	22.9
Surety	84.6	88.2	(3.6)	(.6)	(3.0)

Total Specialty	6,774.1	6,276.4	497.7	477.8	19.9

Total Insurance	17,171.7	15,659.9	1,511.8	1,372.8	139.0
Reinsurance Assumed	1,397.7	1,148.8	248.9	210.4	38.5

Total	$18,569.4	$16,808.7	$1,760.7	$1,583.2	$177.5

The net unpaid losses as of December 31, 2004 include certain reclassifications to conform with the 2005 presentation. The total net unpaid losses is not affected.

THE CHUBB CORPORATION
IMPACT OF CATASTROPHES ON RESULTS
IN THE THIRD QUARTER OF 2005

	Reinsurance
	Reinstatement
	Premium
	Cost	Insurance	Corporate	Pre-tax
	(Revenue)	Losses	Loss	Cost
Hurricane Katrina
Personal Insurance
gross	$—	$193.7		$193.7
ceded	17.7	114.2		96.5

net	17.7	79.5		97.2

Commercial Insurance
gross	—	871.5		871.5
ceded	84.3	616.0		531.7

net	84.3	255.5		339.8

Total Insurance
gross	—	1,065.2		1,065.2
ceded	102.0	730.2		628.2

net	102.0	335.0		437.0

Reinsurance Assumed
gross	(59.0)	124.0		65.0
ceded	8.0	44.0		36.0

net	(51.0)	80.0		29.0

Total Underwriting
gross	(59.0)	1,189.2		1,130.2
ceded	110.0	774.2		664.2

net	51.0	415.0		466.0

Investment in Allied World Assurance Company, Ltd.			$45.0	45.0

Total Hurricane Katrina	51.0	415.0	45.0	511.0

Hurricane Rita		25.0		25.0

All other catastrophes		32.0		32.0

	$51.0	$472.0	$45.0	$568.0

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$486.0	$474.1	$1,583.6	$1,454.4	$417.1	$409.0	$2,486.7	$2,337.5
Increase (Decrease) in Unearned Premiums	12.7	20.9	79.9	73.7	3.5	13.9	96.1	108.5

Net Premiums Earned	473.3	453.2	1,503.7	1,380.7	413.6	395.1	2,390.6	2,229.0

Net Losses Paid	289.7	270.0	693.1	742.2	211.3	201.5	1,194.1	1,213.7
Increase (Decrease) in Outstanding Losses	48.5	33.8	66.7	145.7	45.0	44.1	160.2	223.6

Net Losses Incurred	338.2	303.8	759.8	887.9	256.3	245.6	1,354.3	1,437.3

Expenses Incurred	127.6	128.6	490.2	477.0	124.9	127.1	742.7	732.7

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$7.5	$20.8	$253.7	$15.8	$32.4	$22.4	$293.6	$59.0

Ratios After Dividends to Policyholders:

Loss	71.4%	67.1%	50.5%	64.3%	62.0%	62.1%	56.6%	64.5%
Expense	26.3	27.1	31.0	32.8	29.9	31.1	29.9	31.3

Combined	97.7%	94.2%	81.5%	97.1%	91.9%	93.2%	86.5%	95.8%

Premiums Written as a % of Total	5.3%	5.3%	17.2%	16.2%	4.5%	4.5%	27.0%	26.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$486.0	$474.1	$1,601.3	$1,454.4	$417.1	$409.0	$2,504.4	$2,337.5

Net Premiums Earned	$473.3	$453.2	$1,521.4	$1,380.7	$413.6	$395.1	$2,408.3	$2,229.0

Net Losses Incurred	$332.8	$300.9	$631.4	$652.3	$257.8	$243.6	$1,222.0	$1,196.8

Statutory Underwriting Income (Loss)	$12.9	$23.7	$399.8	$251.4	$30.9	$24.4	$443.6	$299.5

Combined Ratio	96.6%	93.6%	72.1%	80.0%	92.3%	92.7%	80.4%	85.0%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$935.2	$966.5	$1,320.4	$1,264.1	$726.2	$682.3	$778.3	$813.6	$3,760.1	$3,726.5
Increase (Decrease) in Unearned Premiums	(38.3)	34.5	23.4	84.2	34.6	63.5	13.4	9.4	33.1	191.6

Net Premiums Earned	973.5	932.0	1,297.0	1,179.9	691.6	618.8	764.9	804.2	3,727.0	3,534.9

Net Losses Paid	415.1	382.1	550.9	585.8	247.9	232.5	355.7	332.2	1,569.6	1,532.6
Increase (Decrease) in Outstanding Losses	130.2	(7.2)	374.7	105.1	178.2	166.6	170.8	(44.0)	853.9	220.5

Net Losses Incurred	545.3	374.9	925.6	690.9	426.1	399.1	526.5	288.2	2,423.5	1,753.1

Expenses Incurred	312.2	331.4	339.9	338.4	152.2	151.1	275.1	288.6	1,079.4	1,109.5

Dividends Incurred	—	—	—	—	17.0	19.3	—	—	17.0	19.3

Statutory Underwriting Income (Loss)	$116.0	$225.7	$31.5	$150.6	$96.3	$49.3	$(36.7)	$227.4	$207.1	$653.0

Ratios After Dividends to Policyholders:

Loss	56.0%	40.2%	71.4%	58.5%	63.1%	66.6%	68.8%	35.8%	65.3%	49.9%
Expense	33.4	34.3	25.7	26.8	21.5	22.8	35.4	35.5	28.9	29.9

Combined	89.4%	74.5%	97.1%	85.3%	84.6%	89.4%	104.2%	71.3%	94.2%	79.8%

Premiums Written as a % of Total	10.2%	10.8%	14.4%	14.1%	7.9%	7.6%	8.5%	9.1%	41.0%	41.6%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$949.2	$966.5	$1,320.4	$1,264.1	$726.2	$682.3	$848.6	$813.6	$3,844.4	$3,726.5

Net Premiums Earned	$987.5	$932.0	$1,297.0	$1,179.9	$691.6	$618.8	$835.2	$804.2	$3,811.3	$3,534.9

Net Losses Incurred	$469.2	$368.2	$923.3	$720.2	$426.7	$400.2	$305.6	$271.0	$2,124.8	$1,759.6

Statutory Underwriting Income (Loss)	$206.1	$232.4	$33.8	$121.3	$95.7	$48.2	$254.5	$244.6	$590.1	$646.5

Combined Ratio	80.4%	73.8%	96.9%	87.8%	84.7%	89.6%	69.0%	69.2%	84.2%	80.0%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,034.8	$1,919.6	$178.0	$154.8	$2,212.8	$2,074.4
Increase (Decrease) in Unearned Premiums	(19.0)	16.1	25.7	7.4	6.7	23.5

Net Premiums Earned	2,053.8	1,903.5	152.3	147.4	2,206.1	2,050.9

Net Losses Paid	1,102.5	851.9	61.9	(4.2)	1,164.4	847.7
Increase (Decrease) in Outstanding Losses	501.3	848.3	(3.6)	45.1	497.7	893.4

Net Losses Incurred	1,603.8	1,700.2	58.3	40.9	1,662.1	1,741.1

Expenses Incurred	459.3	485.3	60.2	62.8	519.5	548.1

Dividends Incurred	—	—	2.0	2.5	2.0	2.5

Statutory Underwriting Income (Loss)	$(9.3)	$(282.0)	$31.8	$41.2	$22.5	$(240.8)

Ratios After Dividends to Policyholders:

Loss	78.1%	89.3%	38.8%	28.2%	75.4%	85.0%
Expense	22.6	25.3	34.2	41.3	23.5	26.5

Combined	100.7%	114.6%	73.0%	69.5%	98.9%	111.5%

Premiums Written as a % of Total	22.2%	21.4%	1.9%	1.7%	24.1%	23.1%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,034.8	$1,919.6	$178.0	$154.8	$2,212.8	$2,074.4

Net Premiums Earned	$2,053.8	$1,903.5	$152.3	$147.4	$2,206.1	$2,050.9

Net Losses Incurred	$1,603.3	$1,700.2	$58.3	$40.9	$1,661.6	$1,741.1

Statutory Underwriting Income (Loss)	$(8.8)	$(282.0)	$31.8	$41.2	$23.0	$(240.8)

Combined Ratio	100.6%	114.6%	73.0%	69.5%	98.9%	111.5%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$8,459.6	$8,138.4	$725.7	$834.3	$9,185.3	$8,972.7
Increase (Decrease) in Unearned Premiums	135.9	323.6	(47.0)	38.5	88.9	362.1

Net Premiums Earned	8,323.7	7,814.8	772.7	795.8	9,096.4	8,610.6

Net Losses Paid	3,928.1	3,594.0	225.5	189.5	4,153.6	3,783.5
Increase (Decrease) in Outstanding Losses	1,511.8	1,337.5	248.9	307.3	1,760.7	1,644.8

Net Losses Incurred	5,439.9	4,931.5	474.4	496.8	5,914.3	5,428.3

Expenses Incurred	2,341.6	2,390.3	242.1	268.4	2,583.7	2,658.7

Dividends Incurred	19.0	21.8	—	—	19.0	21.8

Statutory Underwriting Income (Loss)	$523.2	$471.2	$56.2	$30.6	579.4	501.8

Increase in Deferred Acquisition Costs					10.3	65.0

GAAP Underwriting Income					$589.7	$566.8

Ratios After Dividends to Policyholders:

Loss	65.5%	63.3%	61.4%	62.4%	65.1%	63.2%
Expense	27.7	29.4	33.4	32.2	28.2	29.7

Combined	93.2%	92.7%	94.8%	94.6%	93.3%	92.9%

Premiums Written as a % of Total	92.1%	90.7%	7.9%	9.3%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$8,561.6	$8,138.4	$674.7	$834.3	$9,236.3	$8,972.7

Net Premiums Earned	$8,425.7	$7,814.8	$721.7	$795.8	$9,147.4	$8,610.6

Net Losses Incurred	$5,008.4	$4,697.5	$393.3	$472.3	$5,401.7	$5,169.8

Statutory Underwriting Income (Loss)	$1,056.7	$705.2	$86.3	$55.1	$1,143.0	$760.3

Combined Ratio	87.0%	89.7%	90.4%	91.5%	87.2%	89.9%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$7,456.2	$7,376.2	$1,729.1	$1,596.5	$9,185.3	$8,972.7
Increase (Decrease) in Unearned Premiums	66.3	320.9	22.6	41.2	88.9	362.1

Net Premiums Earned	7,389.9	7,055.3	1,706.5	1,555.3	9,096.4	8,610.6

Net Losses Paid	3,449.1	3,254.6	704.5	528.9	4,153.6	3,783.5
Increase (Decrease) in Outstanding Losses	1,486.8	1,262.5	273.9	382.3	1,760.7	1,644.8

Net Losses Incurred	4,935.9	4,517.1	978.4	911.2	5,914.3	5,428.3

Expenses Incurred	2,016.2	2,116.0	567.5	542.7	2,583.7	2,658.7

Dividends Incurred	19.0	21.8	—	—	19.0	21.8

Statutory Underwriting Income (Loss)	$418.8	$400.4	$160.6	$101.4	579.4	501.8

Increase in Deferred Acquisition Costs					10.3	65.0

GAAP Underwriting Income					$589.7	$566.8

Ratios After Dividends to Policyholders:

Loss	67.0%	64.2%	57.3%	58.6%	65.1%	63.2%
Expense	27.1	28.8	32.8	34.0	28.2	29.7

Combined	94.1%	93.0%	90.1%	92.6%	93.3%	92.9%

Premiums Written as a % of Total	81.2%	82.2%	18.8%	17.8%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$7,507.2	$7,376.2	$1,729.1	$1,596.5	$9,236.3	$8,972.7

Net Premiums Earned	$7,440.9	$7,055.3	$1,706.5	$1,555.3	$9,147.4	$8,610.6

Net Losses Incurred	$4,447.7	$4,258.6	$954.0	$911.2	$5,401.7	$5,169.8

Statutory Underwriting Income (Loss)	$958.0	$658.9	$185.0	$101.4	$1,143.0	$760.3

Combined Ratio	86.9%	89.3%	88.7%	92.6%	87.2%	89.9%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$169.2	$163.7	$563.8	$525.5	$127.0	$122.9	$860.0	$812.1
Increase (Decrease) in Unearned Premiums	8.5	10.1	63.3	59.2	(8.2)	(9.0)	63.6	60.3

Net Premiums Earned	160.7	153.6	500.5	466.3	135.2	131.9	796.4	751.8

Net Losses Paid	103.3	89.8	215.8	249.1	69.1	73.7	388.2	412.6
Increase (Decrease) in Outstanding Losses	19.9	11.5	83.4	78.1	20.2	22.1	123.5	111.7

Net Losses Incurred	123.2	101.3	299.2	327.2	89.3	95.8	511.7	524.3

Expenses Incurred	43.6	43.4	173.9	167.5	40.5	39.4	258.0	250.3

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$(6.1)	$8.9	$27.4	$(28.4)	$5.4	$(3.3)	$26.7	$(22.8)

Ratios After Dividends to Policyholders:

Loss	76.6%	66.0%	59.8%	70.1%	66.0%	72.6%	64.3%	69.8%
Expense	25.8	26.5	30.8	31.9	31.9	32.1	30.0	30.8

Combined	102.4%	92.5%	90.6%	102.0%	97.9%	104.7%	94.3%	100.6%

Premiums Written as a % of Total	5.6%	5.4%	18.7%	17.4%	4.2%	4.0%	28.5%	26.8%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$169.2	$163.7	$581.5	$525.5	$127.0	$122.9	$877.7	$812.1

Net Premiums Earned	$160.7	$153.6	$518.2	$466.3	$135.2	$131.9	$814.1	$751.8

Net Losses Incurred	$118.3	$99.5	$196.3	$202.1	$88.6	$93.8	$403.2	$395.4

Statutory Underwriting Income (Loss)	$(1.2)	$10.7	$148.0	$96.7	$6.1	$(1.3)	$152.9	$106.1

Combined Ratio	99.4%	91.3%	67.8%	75.2%	97.4%	103.2%	78.9%	83.5%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$294.3	$317.5	$410.5	$407.1	$230.0	$213.2	$191.9	$256.3	$1,126.7	$1,194.1
Increase (Decrease) in Unearned Premiums	(20.5)	4.0	(27.4)	(5.3)	(7.8)	(3.6)	(20.0)	(12.9)	(75.7)	(17.8)

Net Premiums Earned	314.8	313.5	437.9	412.4	237.8	216.8	211.9	269.2	1,202.4	1,211.9

Net Losses Paid	127.0	113.2	160.5	141.2	75.9	73.6	115.5	99.5	478.9	427.5
Increase (Decrease) in Outstanding Losses	89.1	25.9	151.3	116.0	70.0	61.1	207.4	8.3	517.8	211.3

Net Losses Incurred	216.1	139.1	311.8	257.2	145.9	134.7	322.9	107.8	996.7	638.8

Expenses Incurred	102.1	109.9	104.5	106.3	47.4	49.3	76.1	89.8	330.1	355.3

Dividends Incurred	—	—	—	—	5.9	5.9	—	—	5.9	5.9

Statutory Underwriting Income (Loss)	$(3.4)	$64.5	$21.6	$48.9	$38.6	$26.9	$(187.1)	$71.6	$(130.3)	$211.9

Ratios After Dividends to Policyholders:

Loss	68.6%	44.4%	71.2%	62.4%	62.9%	63.9%	152.3%	40.1%	83.3%	53.0%
Expense	34.7	34.6	25.5	26.1	21.2	23.8	39.7	35.0	29.5	29.9

Combined	103.3%	79.0%	96.7%	88.5%	84.1%	87.7%	192.0%	75.1%	112.8%	82.9%

Premiums Written as a % of Total	9.8%	10.5%	13.6%	13.5%	7.6%	7.0%	6.4%	8.5%	37.4%	39.5%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$308.3	$317.5	$410.5	$407.1	$230.0	$213.2	$262.2	$256.3	$1,211.0	$1,194.1

Net Premiums Earned	$328.8	$313.5	$437.9	$412.4	$237.8	$216.8	$282.2	$269.2	$1,286.7	$1,211.9

Net Losses Incurred	$139.0	$116.5	$309.7	$257.0	$146.4	$134.7	$118.8	$87.9	$713.9	$596.1

Statutory Underwriting Income (Loss)	$87.7	$87.1	$23.7	$49.1	$38.1	$26.9	$87.3	$91.5	$236.8	$254.6

Combined Ratio	75.4%	71.8%	96.2%	88.5%	84.3%	87.7%	71.1%	67.7%	83.1%	79.4%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$697.3	$659.3	$73.3	$60.4	$770.6	$719.7
Increase (Decrease) in Unearned Premiums	0.8	21.9	12.6	(0.6)	13.4	21.3

Net Premiums Earned	696.5	637.4	60.7	61.0	757.2	698.4

Net Losses Paid	342.0	256.5	14.1	(6.7)	356.1	249.8
Increase (Decrease) in Outstanding Losses	201.4	245.3	(12.7)	39.7	188.7	285.0

Net Losses Incurred	543.4	501.8	1.4	33.0	544.8	534.8

Expenses Incurred	146.8	157.8	20.0	26.5	166.8	184.3

Dividends Incurred	—	—	1.3	1.4	1.3	1.4

Statutory Underwriting Income (Loss)	$6.3	$(22.2)	$38.0	$0.1	$44.3	$(22.1)

Ratios After Dividends to Policyholders:

Loss	78.0%	78.8%	2.3%	55.4%	72.1%	76.7%
Expense	21.1	23.9	27.8	44.9	21.7	25.7

Combined	99.1%	102.7%	30.1%	100.3%	93.8%	102.4%

Premiums Written as a % of Total	23.1%	21.8%	2.4%	2.0%	25.5%	23.8%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$697.3	$659.3	$73.3	$60.4	$770.6	$719.7

Net Premiums Earned	$696.5	$637.4	$60.7	$61.0	$757.2	$698.4

Net Losses Incurred	$542.9	$501.8	$1.4	$33.0	$544.3	$534.8

Statutory Underwriting Income (Loss)	$6.8	$(22.2)	$38.0	$0.1	$44.8	$(22.1)

Combined Ratio	99.0%	102.7%	30.1%	100.3%	93.7%	102.4%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,757.3	$2,725.9	$259.3	$299.8	$3,016.6	$3,025.7
Increase (Decrease) in Unearned Premiums	1.3	63.8	(27.5)	6.9	(26.2)	70.7

Net Premiums Earned	2,756.0	2,662.1	286.8	292.9	3,042.8	2,955.0

Net Losses Paid	1,223.2	1,089.9	62.5	85.7	1,285.7	1,175.6
Increase (Decrease) in Outstanding Losses	830.0	608.0	144.7	98.2	974.7	706.2

Net Losses Incurred	2,053.2	1,697.9	207.2	183.9	2,260.4	1,881.8

Expenses Incurred	754.9	789.9	80.6	98.2	835.5	888.1

Dividends Incurred	7.2	7.3	—	—	7.2	7.3

Statutory Underwriting Income (Loss)	$(59.3)	$167.0	$(1.0)	$10.8	(60.3)	177.8

Increase in Deferred Acquisition Costs					1.3	15.6

GAAP Underwriting Income (Loss)					$(59.0)	$193.4

Ratios After Dividends to Policyholders:

Loss	74.7%	64.0%	72.2%	62.8%	74.4%	63.9%
Expense	27.4	29.0	31.1	32.8	27.8	29.4

Combined	102.1%	93.0%	103.3%	95.6%	102.2%	93.3%

Premiums Written as a % of Total	91.4%	90.1%	8.6%	9.9%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,859.3	$2,725.9	$208.3	$299.8	$3,067.6	$3,025.7

Net Premiums Earned	$2,858.0	$2,662.1	$235.8	$292.9	$3,093.8	$2,955.0

Net Losses Incurred	$1,661.4	$1,526.3	$127.0	$159.4	$1,788.4	$1,685.7

Statutory Underwriting Income (Loss)	$434.5	$338.6	$28.2	$35.3	$462.7	$373.9

Combined Ratio	84.8%	86.5%	92.6%	87.2%	85.2%	86.6%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,517.2	$2,550.0	$499.4	$475.7	$3,016.6	$3,025.7
Increase (Decrease) in Unearned Premiums	41.4	132.9	(67.6)	(62.2)	(26.2)	70.7

Net Premiums Earned	2,475.8	2,417.1	567.0	537.9	3,042.8	2,955.0

Net Losses Paid	1,080.3	1,006.8	205.4	168.8	1,285.7	1,175.6

Increase (Decrease) in Outstanding Losses	830.4	552.2	144.3	154.0	974.7	706.2

Net Losses Incurred	1,910.7	1,559.0	349.7	322.8	2,260.4	1,881.8

Expenses Incurred	668.5	726.8	167.0	161.3	835.5	888.1

Dividends Incurred	7.2	7.3	—	—	7.2	7.3

Statutory Underwriting Income (Loss)	$(110.6)	$124.0	$50.3	$53.8	(60.3)	177.8

Increase in Deferred Acquisition Costs					1.3	15.6

GAAP Underwriting Income (Loss)					$(59.0)	$193.4

Ratios After Dividends to Policyholders:

Loss	77.4%	64.7%	61.7%	60.0%	74.4%	63.9%
Expense	26.6	28.6	33.4	33.9	27.8	29.4

Combined	104.0%	93.3%	95.1%	93.9%	102.2%	93.3%

Premiums Written as a % of Total	83.4%	84.3%	16.6%	15.7%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,568.2	$2,550.0	$499.4	$475.7	$3,067.6	$3,025.7

Net Premiums Earned	$2,526.8	$2,417.1	$567.0	$537.9	$3,093.8	$2,955.0

Net Losses Incurred	$1,462.1	$1,362.9	$326.3	$322.8	$1,788.4	$1,685.7

Statutory Underwriting Income (Loss)	$389.0	$320.1	$73.7	$53.8	$462.7	$373.9

Combined Ratio	84.1%	85.1%	91.0%	93.9%	85.2%	86.6%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.